UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2008

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 UNION BLVD, SUITE 540, LAKEWOOD, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD disclosure

The following information is furnished under Item 7.01 of Form 8-K. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On June 9, 2008, senior management of VCG Holding Corp., a Colorado corporation (“VCG”), will make a presentation at the 3rd Annual Merriman Curhan Ford & Co. Consumer One: One Round Robin Conference at the InterContinental The Barclay New York, 111 East 48th Street, New York City, New York. The full text of the presentation is available on VCG’s website at http://www.vcgh.com and is incorporated herein as exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Presentation for the 3rd Annual Merriman Curhan Ford & Co. Consumer One: One Round Robin Conference

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: June 9, 2008	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Interim Chief Financial and Accounting Officer

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